EXHIBIT 4.3

                       VOID AFTER 5:00 P.M., EASTERN TIME,
                              ON FEBRUARY 15, 2010

THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION THAT, IN THE OPINION OF COUNSEL TO CAPRIUS, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                  CAPRIUS, INC.

                     COMMON STOCK PURCHASE WARRANT AGREEMENT
                     ---------------------------------------

     CAPRIUS, INC., a Delaware corporation (the "Company"), hereby grants to LAIDLAW & CO. (UK), LTD. (the "Initial Holder"), subject to the terms set forth in this Common Stock Purchase Warrant Agreement (the "Warrant Agreement"), the right to exercise Common Stock Purchase Warrants (the "Warrants") for the purchase from the Company, of up to 1,500,000 shares (the "Shares") of the Company's Common Stock, at an exercise price of $0.28 per share, subject to adjustment from time to time pursuant to Section 3 hereof (collectively, the "Exercise Prices"). The term "Common Stock" means, unless the context otherwise requires, the Company's Common Stock, par value $.01 per share, or other securities or property at the time deliverable upon the exercise of this Warrant.

     This Warrant is issued to the Initial Holder as partial consideration for services to be rendered by the Initial Holder to the Company, pursuant to a Financial Advisory Agreement, dated January 11, 2005, between the Company and the Initial Holder (the "Advisory Agreement"), and an amendment to the Advisory Agreement, dated February 9, 2005, between the Company and the Initial Holder.

     1.   Exercise.
          --------

     1.1 Timing of Exercise. The Warrants shall be exercisable at any time in whole or in part from time to time commencing as of February 15, 2005 and expiring at 5:00 P.M., New York time, on February 15, 2010 (the "Expiration Date"), subject to earlier termination as provided herein, and may not be exercised thereafter.

     1.2 Manner of Exercise. The purchase rights evidenced by this Warrant Agreement shall be exercised by the Initial Holder or any person permitted by
Section 6 hereof (collectively, "the Holder"), by surrendering this Warrant Agreement, together with the Notice of Exercise in the form of Exhibit A annexed hereto duly executed by the Holder, to the Company at the address in Section 12 hereof for sending of notices, accompanied by payment (in cash, by wire transfer or by certified or official bank check or checks) of the applicable Exercise Price.

     1.3  Net Issue Exercise.
          ------------------

          (a) In lieu of making payment as provided in Section 1.2 hereof upon exercise, the Holder may elect, in its sole discretion, to receive shares of Common Stock equal to the value of Warrants then being exercised by surrender of this Warrant Agreement to the Company, together with the Notice of Exercise and notice of the net issue election, and the Company shall issue to the Holder the number of Shares computed using the following formula:

                                 X = Y(A-B)/A

Where:    X = the number of Shares to be issued to the Holder.

          Y= the number of Shares sought to be purchased upon exercise of the Warrants.

          A= the fair market value of one share of Common Stock.

          B= the Exercise Price for the Shares to be purchased.

          (b) For the purpose of this Section, the fair market value of the Shares shall mean with respect to each share of Common Stock:

               (i) If the Shares are listed on any national securities exchange or quoted on the Nasdaq National Market, Nasdaq Small Cap Market or the OTC Bulletin Board, the average of the closing prices of the Shares, sold on the primary securities exchange or market on which the Shares are at the time listed or traded, on the ten (10) trading days immediately prior to the day the Notice of Exercise is received by the Company;

               (ii) If the Shares are not quoted on any national securities exchange or quoted on the Nasdaq National Market, Nasdaq Small Cap Market or the OTC Bulletin Board, the average of the mean between the highest bid and lowest asked price on such a day in the domestic over-the-counter market as reported by the National Quotation Bureau or any similar successor organization, on the thirty (30) calendar days immediately prior to the day the Notice of Exercise is received by the Company;

               (iii) If there is no public market for the Shares, the price determined by the Board of Directors of the Company acting in good faith.

          1.4 Partial Exercise. This Warrant may be exercised for less than the full number of Shares available for exercise at the time the Notice of Exercise is submitted, in which case the number of Shares receivable upon the exercise of this Warrant as a whole, and the amount payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Warrant Agreement of like tenor calling for Warrants to purchase the number of shares of Common Stock as to which rights have not been exercised.

          2. Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of any Warrants, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise, subject to compliance with Section 7 hereof. Any shares of Common Stock as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder shall thereupon be deemed to be the owner of record of such Shares.

          3.   Anti-Dilution Adjustments.
               -------------------------

          3.1 Change in Capitalization. In case of any stock split (forward or reverse), stock dividend or similar transaction prior to the Expiration Date which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors of the Company to the number of Shares, and the Exercise Price per Share, of Common Stock which may be purchased under this Warrant Agreement.

          3.2 Reclassification. In case of any reclassification, capital reorganization or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend covered by
Section 3.1 hereof), at any time prior to the Expiration Date, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right prior to the expiration of this Warrant Agreement to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of the Warrants, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Holder immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of Shares purchasable upon exercise of the Warrants) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

          3.3 Consolidation, Merger and Sale of Assets. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance and to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance (i) the surviving entity is a publicly traded company, and (ii) the consideration to be received by the holders of the Company's Common Stock includes publicly traded equity securities in the surviving entity or parent corporation, the Company agrees that a condition of such transaction will be that the successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this Section 3.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          3.4 Non-Public Successor. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance (i) the surviving entity is a non-publicly traded company, or
(ii) the consideration to be received by the holders of the Company's Common Stock does not include any publicly traded equity securities in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the Shares and other securities and property deliverable upon exercise of this Warrant. Upon the closing of the transaction referenced in the foregoing notice, this Warrant Agreement to the extent then unexercised shall terminate.

          3.5 Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the Expiration Date) to exercise the Warrants for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which the Warrants might have been exercised immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

          3.6 Officer's Certificate. Whenever the Exercise Price per Share or the number of shares of Common Stock subject to this Warrant Agreement is adjusted, the Company shall promptly mail to the Holder a notice of adjustment. The notice of adjustment shall include a brief statement of the facts requiring the adjustment and the manner of computing it, and shall be certified by the chief financial officer of the Company. The determination of the adjustment shall be made by the Company in its sole discretion and shall be final and binding upon the Holder.

          4. Shares to Be Fully Paid; Reservation of Capital Stock Issuable Upon Exercise of Warrants. The Company covenants and agrees that any Shares issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of the Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of the Warrants.

          5. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of the Warrants or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this Section 5, be issuable upon exercise of the Warrants, then the number of shares of Common Stock to be issued shall be rounded up or down to the nearest whole share.

          6. Transfer Restrictions. A Holder, including the Initial Holder or any subsequent Holder, may transfer this Warrant Agreement only to (i) any other Holder of Warrants that were originally issued to the Initial Holder under the Financial Advisory Agreement, (ii) any entity controlled by, controlling or under common control of the Holder, or for which the Holder is acting as the representative, or to one or more of its shareholders, directors, officers, members, employees or limited or general partners, or to entities that manage or co-manage the Holder or any of its limited or general partners, or (iii) any member of the immediate family (which shall be deemed to include a spouse, parent, or child) of an individual Holder or trust for the benefit of any such individual. Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 6.

          7.   Securities Law Compliance.
               -------------------------

          7.1 Investment. Unless the Shares to be issued upon exercise of the Warrants are then included in an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), the Holder, by accepting this Warrant Agreement, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of Shares acquired upon exercise hereof, the Holder will deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the account of the Holder or are being held by the Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and including such other representations as may be reasonably requested by counsel to the Company. Further, the Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise. The Holder shall have certain rights to include the Common Stock underlying this Warrant in a registration statement in accordance with Section 8 hereof.

          7.2 Legend. Unless the Shares issuable upon exercise of the Warrants are registered under the Securities Act, upon exercise of any part of the Warrants and the issuance of any of such Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Shares, and all certificates representing the Shares issued upon exercise hereof shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

               "The shares of Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

          8.   Registration Under the Securities Act of 1933.
               ---------------------------------------------

          8.1  Piggy-Back Rights.
               -----------------

               (a) If at any time prior to the Expiration Date the Company proposes to register shares of its Common Stock under the Securities Act on any form for the registration of its Common Stock under the Securities Act (the "Registration Statement") for the account of stockholders (other than a registration relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or (iii) a registration of securities proposed to be issued in exchange for other securities of the Company) in a manner which would permit registration of the Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it will at such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Section 8.1. Such rights are referred to hereinafter as "Piggyback Registration Rights". Upon the written request of the Holder to the Company made within ten (10) days after the giving of any such notice (which request shall specify the number of Shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will include in the Registration Statement the Shares (the "Registrable Shares") which the Company has been so requested to register by the Holder, provided that the Company's obligation shall continue after exercise of the Warrants, but it need not include any Shares in a Registration Statement filed after the Expiration Date.

               (b) If, any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to register such securities, the Company will give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Shares in connection with such Piggyback Registration.

               (c) The Holder may elect in writing, not later than three (3) business days prior to the effectiveness of the Piggyback Registration not to have its Shares so included in connection with the Registration Statement.

               (d) If the securities covered by the Registration Statement are to be underwritten, the Company shall not be required to include therein any of the Registrable Shares unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter, the registration of all, or a part of, the Shares which the Holder has requested to be included in the Registration Statement would adversely affect such public offering, then, (i) the Company shall be required to include in the underwriting only the number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, and the number of shares of Common Stock that may be included in such registration shall be allocated among all selling stockholders, requesting to participate in such registration in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by each selling stockholder (including the Holder), or (ii) the Company may require the selling shareholders (including the Holder) to delay any offering of the Shares for a period of up to ninety (90) days.

               (e) The Company is obligated to file only one Registration Statement pursuant to this Section 8 which is declared effective under the Securities Act. The Piggyback Registration Rights under this Section 8 are the only rights granted by the Company to the Holder to include its Shares in a Registration Statement.

     8.2  Obligations of the Company.
          --------------------------

          (a) The Company shall comply with the requirements of this Section 8 at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASDAQ or Exchange fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the Registration Statement. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and any underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Registrable Shares or the fees and expenses of counsel to the Holder, all of which expenses shall be borne by the Holder. The Company shall include in the Piggyback Registration, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Registrable Shares by the Holder.

          (b) The Company shall supply to the Holder a reasonable number of copies of the preliminary, final or other prospectus, all prepared in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents as the Holder shall reasonably request.

          (c) The Company shall cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of the Piggyback Registration and arising from the provisions of this Section 8, (ii) all reasonable efforts to establish an exemption from the provisions of the Securities Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holder shall reasonably request, and (iv) all other necessary or advisable actions to enable the Holder of this Warrant and/or the Registrable Shares to complete the contemplated disposition of the Shares in each reasonably requested jurisdiction.

          (d) The Company shall keep the Registration Statement to which this
Section 8 applies, and all amendments thereto, effective and current under the Securities Act for a period ending not sooner than ninety (90) days after their initial effective date (excluding any lock-up period) and cooperate with respect to all necessary or advisable action to permit the completion of the public sale or other disposition of the securities included therein. Notwithstanding the foregoing, if the Company determines, in its good faith reasonable judgment, that it should withdraw the Registration Statement because the Company is engaged in or in good faith plans to engage in any financing, acquisition or other material transaction which would be adversely affected by the maintenance of the Registration Statement otherwise required to be filed pursuant to this
Section 8, or that the Company is in the possession of material nonpublic information required to be disclosed in such Registration Statement or an amendment or supplement thereto, the disclosure of which in such Registration Statement would be materially disadvantageous to the Company, the Company may withdraw the Registration Statement and shall promptly notify the Holder of the intention for the withdrawal and the reasons therefor.

          (e) The Company shall indemnify and hold harmless the Holder from and against all losses, claims, damages, and liabilities, including, but not limited to, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (i) any untrue or alleged untrue statement of a material fact contained in Registration Statement to which this Section 8 applies, or (ii) any omission or alleged omission to state a material fact necessary to make the statements contained in Registration Statement to which this Section 8 applies not misleading; provided, however, that the indemnification continued in this clause shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder expressly for use in the Registration Statement at issue or was the result of oral representations made by the Holder in connection with the sale of the Shares. To the extent that the indemnification contained in this provision applies, the Company also shall indemnify and hold harmless each officer, director, employee, controlling person or agent of an indemnified Holder.

     8.3  Obligations of the Holder.
          -------------------------

          (a) The Company's obligations contained in this Section 8 shall be conditioned upon a timely receipt by the Company in writing of the following:

               (i) Information as to the terms of the contemplated public offering furnished by and on behalf of the Holder intending to make a public distribution of Shares; and

               (ii) Such other information as the Company may reasonably require from the Holder, or any underwriter for the Holder, for inclusion in the Piggyback Registration.

          (b) The Holder shall indemnify the Company and its officers, directors and agent and any other selling stockholders and underwriters with respect to an untrue statement of material fact or omission of material fact which was the result of information furnished in writing to the Company from the Holder and which was included in the Registration Statement.

          (c) The Holder acknowledges that the Company shall have no obligation to include any Shares in a Piggyback Registration if the Shares then can be publicly sold pursuant to Rule 144 under the Securities Act.

     9. Replacement of Warrant Agreement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement, and if requested by the Board of Directors, a bond in an amount reasonably satisfactory to it, or (in the case mutilation) upon surrender and cancellation hereof, the Company will issue in lieu thereof a new Warrant Agreement of like tenor.

     10. Rights as a Warrant Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of this Warrant. The rights of the Holder are limited to those expressed in this Warrant Agreement and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Warrant Agreement, the Company may deem and treat the Holder as the absolute owner of this Warrant Agreement for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

     11. Subdivision of Rights. This Warrant Agreement (as well as any new Warrants issued pursuant to the provisions of this Section) is exchangeable upon the surrender hereof by the Holder at the principal office of the Company for any number of new Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be subscribed for and purchased hereunder.

     12. Sending of Notices. All notices and other communications with respect to this Warrant Agreement shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to the address set forth at the end of this Warrant, and if to the Company, to One Parker Plaza, Fort Lee, New Jersey 07024, or to such other address as either party hereto may duly give to the other.

     13. Headings. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

     14. Change, Waiver, Discharge or Termination. This Warrant Agreement sets forth the entire agreement between the Company and the Holder with respect to the matters herein. Neither this Warrant Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     15. Binding. This Warrant Agreement shall be binding upon and inure to the benefit of the Company and the Holder, and their respective successors and assigns.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

     16. Governing Law. This Warrant Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law.


                                           CAPRIUS, INC.

                                           By: /s/ Jonathan Joels
                                               --------------------
Dated: February __, 2005                       Name: Jonathan Joels
                                               Title:


Agreed to:

LAIDLAW & CO. (UK), LTD.


By: ____________________________
    Name:
    Title:

90 Park Avenue
New York, NY 10016

------------------------
 Tax Identification No.

                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
                               ------------------

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

The undersigned Holder of the attached Warrant Agreement hereby:

1. Irrevocably elects to exercise the Warrant therein by (please check the applicable blank):

     (a) _____ Cash Exercise to the extent of purchasing ________ Shares at $ 0.28, and makes payment in full of the aggregate Exercise Price for those Shares in the amount of $___________ by wire transfer or the delivery of certified funds or a bank cashier's check; or

     (b) _____ Net Issue Exercise pursuant to the provision of Section 1.3 for the purchase of ________ Shares at $ 0.28, such Number of Shares and Exercise Price subject to Section 3 of the Warrant Agreement.

2. Requests that a certificate for the Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

---------------------------------------------------------
---------------------------------------------------------
---------------------------------------------------------
(Name, address and tax identification number of person other than the undersigned in whose name Shares are to be registered.)

3. Requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrants, that a new Warrant Agreement of like tenor for the remaining Shares purchasable pursuant to the Warrants be issued and delivered to the undersigned at the address stated below.

Dated: _____________________________________   _________________________________
                                               Signature

(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant Agreement)

____________________________________________   _________________________________
Social Security or Tax Identification Number   Printed Name

Address: ______________________________________
_______________________________________________
Stock Warrant No.: ##

                                    EXHIBIT B
                                    ---------
                                 ASSIGNMENT FORM
                                 ---------------

FOR VALUE RECEIVED, the undersigned,
___________________________, hereby sells, assigns and transfers unto:

Name: _______________________________________________
(Please type or print in block letters.)

Address: ____________________________________________

the right to purchase _______________ shares (the "Shares") of Caprius, Inc. (the "Company") pursuant to the terms and conditions of the Warrant Agreement held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant Agreement pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrants after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant Agreement evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrants to the above-named assignee. Except for the number of Shares purchasable, the new Warrant Agreement to be issued and delivered by the Company is to contain the same terms and conditions as the undersigned's Warrant Agreement. This Assignment is subject to receipt by the Company of such investment representations by the assignee, as may be reasonably required under the Securities Act of 1933, as amended. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ________________________________ as the undersigned's attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated: _____________________________________  __________________________________
                                              Signature

(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant Agreement)

____________________________________________  __________________________________
Social Security or Tax Identification Number  Printed Name

Address: _____________________________________
______________________________________________
Stock Warrant No.: ##